Exhibit 10.3

EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

BETWEEN

EMPLOYERS MUTUAL CASUALTY COMPANY

AND

CERTAIN OF ITS AFFILIATED COMPANIES

REWRITTEN EFFECTIVE JANUARY 1, 1987

REINSURANCE POOLING AGREEMENT

This Agreement made by and between Employers Mutual Casualty Company and certain of its affiliated or subsidiary companies such as are signatory hereto by means of exhibits setting forth the interests and liabilities of the parties, attached hereto and made a part of this Agreement. Employers Mutual Casualty Company is hereinafter referred to as “EMC”, and the other companies signatory hereto are hereinafter referred to as the “Affiliated Companies” or as the “Affiliated Company”, as the context requires.

EMC and each Affiliated Company signatory to the Pooling Agreement agree to honor the terms set forth herein as if this Agreement were solely between EMC and each such Affiliated Company. Balances payable to or recoverable from EMC and any such Affiliated Company shall not serve to offset any balances payable to or recoverable from any other Affiliated Company signatory to this Agreement. Reports and remittances between EMC and each Affiliated Company shall be in sufficient detail to identify the individual premium and loss obligation of each party to the other.

ARTICLE I

The Companies are engaged in the insurance business and maintain a mutual business relationship having certain incidents of common management, and desire to bring about for each other added economies of operation, uniform underwriting results, diversification as respects the classes of insurance business written, and maximization of capacity. To accomplish the aforesaid, the Companies do by means of this Agreement, pool all of their insurance business then in force as of 12:01 A.M. of the date signatory hereto, and thereafter to share in the fortunes of their pooled insurance business.

ARTICLE II

EMC hereby reinsures and the Affiliated Company hereby cedes and transfers to EMC all liabilities incurred under or in connections with all contracts and policies of insurance issued by the Affiliated Company outstanding and in force as of 12:01 A.M. of the date signatory hereto, or thereafter issued by it. Such liabilities shall include the Affiliated Company’s reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses as evidenced by the Affiliated Company’s books and records, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities incurred in connection with their respective investment transactions.

ARTICLE III

The Affiliated Company hereby assigns and transfers to EMC all right, title and interest in and to reinsurance outstanding and in force with respect to the liabilities reinsured by EMC under Article II hereof.

ARTICLE IV

The Affiliated Company assigns and transfers to EMC amounts equal to the aggregate of all of its liabilities reinsured by EMC under Article II hereof, less a commission allowance equal to the prepaid expenses of the Affiliated Company but not in excess of 40 percent of the Affiliated Company’s combined ratio on a trade basis. Prepaid expenses is defined as those expenses records in column 2, part 4, of the Underwriting and Expense Exhibit of the Affiliated Company’s convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

ARTICLE V

The Affiliated Company hereby reinsures, and EMC hereby cedes and transfers to the Affiliated Company a portion of its net liabilities under all contracts and policies of insurance (including those reinsured by EMC under Article II hereof) on which EMC is subject to liability and which are outstanding and in force as of 12:01 A.M. of the date signatory hereto, or are issued thereafter, in accordance with the exhibit attached hereto to which the Affiliated Company is a signatory party. Such liabilities shall include reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities in connection with investment transactions.

ARTICLE VI

EMC hereby assigns and transfers to the Affiliated Company amounts equal to the aggregate of all liabilities of EMC reinsured by the Affiliated Company under contracts and policies of insurance which are outstanding and in force as of 12:01 A.M. of the date signatory hereto under Article V hereof, less a commission allowance equal to the prepaid expenses of EMC but not in excess of 40 percent of EMC’s combined ratio on a trade basis. Prepaid expenses is defined as those expenses recorded in column 2, part 4, of the Underwriting and Expense Exhibit of EMC’s convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

ARTICLE VII

EMC agrees to pay to the Affiliated Company it respective participation of all premiums written by the companies after first deducting premiums on all reinsurance ceded to reinsurers (other than the parties hereto). Similarly, it is further agreed that all losses, loss expense and other underwriting and administrative expenses (with the exceptions noted in Articles II and V hereof) of the companies, less all losses and expense recovered and recoverable under reinsurance ceded to reinsurers (other than the parties hereto), shall be pro-rated between the parties on the basis of their respective participation as reflected in the aforesaid exhibit.

ARTICLE VIII

The obligation of the companies under this Agreement to exchange reinsurance between themselves may be offset by reciprocal obligation so that the net amount only shall be required to be transferred, except no offset shall be valid under circumstances prohibited by Section 7472, New York Insurance Laws. An accounting on all transactions shall be rendered quarterly, and the settling of balances shall be made within 30 days after the rendering of the quarterly reports. Except as otherwise required by the context of this Agreement, the amount of all payments between the companies under this Agreement shall be determined on the basis of the convention form of annual statements of the companies. Notwithstanding anything herein contained, this Agreement shall not apply to the investment operations of the companies.

ARTICLE IX

The conditions of reinsurance hereunder shall in all cases be identical with the conditions of the original insurance or as changed during the term of insurance.

ARTICLE X

This Agreement is a continuing one and is unlimited as to duration but may be terminated upon mutual consent or by 30 day prior written notice by either party.

ARTICLE XI

Each of the companies hereto, as the assuming insurer, hereby agrees that all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the assuming insurer on the basis of the liability of the ceding insurer under the policy or contract reinsured without diminution because of insolvency of the ceding insurer; provided that such reinsurance shall be payable directly to the ceding insurer or to its liquidator, receiver or other statutory successor, except as provided by Section 4118 of New York Insurance Law or except (a) where the contract specifically provides another payee for such reinsurance in the event of the insolvency of the ceding insurer and (b) where the assuming insurer, with consent of the direct insured or insureds, has assumed such policy obligations of the ceding insurer as direct obligations of the assuming insurer to the payees under such policies and in substitution for the obligations of the ceding insurer to such payee; and further provided that the liquidator, receiver or statutory successor of the ceding insurer shall give written notice of the pendency of any claim against the insolvent ceding insurer on the policy or contract reinsured within a reasonable time after such claim; and the assuming insurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding insurer or it liquidator, receiver or statutory successor, the expense thus incurred by the assuming insurer to be chargeable, subject to court approval against the insolvent ceding insurer as part of the expense of liquidation to the extent of proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming insurer.

ARTICLE XII

Each party shall allow the other party to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including files concerning claims, losses, or legal proceedings which involve or are likely to involve the other party.

ARTICLE XIII

A.	As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Des Moines, Iowa, unless otherwise agreed.

B.	The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two and the decision shall be made by drawing lots.

C.	The claimant shall submit its initial brief within 20 days from appointment of the umpire. The respondent shall submit its brief within 20 days after receipt of the claimant’s brief and the claimant may submit a reply brief within 10 days after receipt of the respondent’s brief.

D.	The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

E.	Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

ARTICLE XIV

By execution of this Agreement, the parties hereto simultaneously terminate any and all reinsurance agreements by and between them heretofore existing, upon the understanding that this Agreement shall supersede and exist in substitution for any such prior agreements.

Executed by the parties hereto the day and year as reflected in the exhibit attached hereto.

ADDENDUM #I TO

EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

BETWEEN

EMPLOYERS MUTUAL CASUALTY COMPANY

AND

CERTAIN OF ITS AFFILIATED COMPANIES

This Pooling Agreement is amended by adding Article XV thereto, with effect from January 1, 1993, as follows:

ARTICLE XV

Notwithstanding the wording of this Agreement as contained in Articles II through VIII, it is agreed and understood that the voluntary reinsurance assumed business written by EMC and heretofore ceded to the Affiliated Companies under this Pooling Agreement, is hereafter not “contracts and policies of insurance” as used in this agreement, and is not business subject to cession and transfer by EMC to the Affiliated Companies.

On January 1, 1993, EMC and the Affiliated Companies shall make such asset and reserve transfers as are required to give effect to the provisions of this Article XV.

This Pooling Agreement is further amended by substituting “EMC Insurance Companies” for “Employers Mutual Companies” wherever it appears, consistent with and pursuant to action of the Board of Directors effecting this name change.

ADDENDUM #II TO

EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

BETWEEN

EMPLOYERS MUTUAL CASUALTY COMPANY

AND

CERTAIN OF ITS AFFILIATED COMPANIES

This EMC Insurance Companies Reinsurance Pooling Agreement, rewritten effective January 1, 1987, including all Exhibits attached thereto, and as previously amended, is further amended by adding thereto:

ARTICLE XVI

This Agreement, including its attached Addenda, Exhibits, Endorsements and the Amendments thereto, constitutes the entire agreement between the parties hereto, and there are no other oral or written agreements, understandings or undertakings with respect to the subject matter hereof not expressed in this Agreement and its Addenda, Exhibits, Endorsements and the Amendments thereto.

Executed this 24th day of July, 1998.

EMPLOYERS MUTUAL CASUALTY COMPANY		FARM AND CITY INSURANCE COMPANY

By	/s/ Bruce G. Kelley	By	/s/ Bruce G. Kelley
	Bruce G. Kelley Its President, Treasurer & CEO		Bruce G. Kelley Its Chairman, Treasurer & CEO

AMERICAN LIBERTY INSURANCE COMPANY		THE HAMILTON MUTUAL INSURANCE COMPANY OF CINCINNATI, OHIO

By	/s/ Bruce G. Kelley	By	/s/ Bruce G. Kelley
	Bruce G. Kelley Its Chairman & CEO		Bruce G. Kelley Its Chairman & CEO

DAKOTA FIRE INSURANCE COMPANY		ILLINOIS EMCASCO INSURANCE COMPANY

By	/s/ Bruce G. Kelley	By	/s/ Bruce G. Kelley
	Bruce G. Kelley Its Chairman & CEO		Bruce G. Kelley Its Chairman

EMCASCO INSURANCE COMPANY		UNION INSURANCE COMPANY OF PROVIDENCE

By	/s/ Bruce G. Kelley	By	/s/ Bruce G. Kelley
	Bruce G. Kelley Its Chairman, President, Treasurer & CEO		Bruce G. Kelley Its Chairman, Treasurer & CEO

ADDENDUM #III TO

EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

BETWEEN

EMPLOYERS MUTUAL CASUALTY COMPANY

AND

CERTAIN OF ITS AFFILIATED COMPANIES

This EMC Insurance Companies Reinsurance Pooling Agreement, rewritten effective January 1, 1987, including all Exhibits attached thereto, and as previously amended (the “Pooling Agreement”), is further amended by substituting “Union Insurance Company of Providence” for “Union Mutual Insurance Company of Providence” wherever it appears, consistent with and pursuant to actions of the Board of Directors of such Affiliated Company effecting that name change, with the effective date of such name change being March 17, 1994.

This Pooling Agreement is further amended by substituting “EMC Property & Casualty Company” for “American Liberty Insurance Company” wherever it appears, consistent with and pursuant to actions of the Board of Directors of such Affiliated Company effecting that name change, with the effective date of such name change being January 1, 1999.

Executed this 19th day of January, 1999.

EMPLOYERS MUTUAL CASUALTY COMPANY

By	/s/ Bruce G. Kelley
Bruce G. Kelley Its President, Treasurer & CEO

DAKOTA FIRE INSURANCE COMPANY

By	/s/ Bruce G. Kelley
Bruce G. Kelley Its Chairman & CEO

EMC PROPERTY & CASUALTY COMPANY (f/k/a American Liberty Insurance Company)

By	/s/ Bruce G. Kelley
Bruce G. Kelley Its Chairman & CEO

EMCASCO INSURANCE COMPANY

By	/s/ Bruce G. Kelley
Bruce G. Kelley Its Chairman, President, Treasurer & CEO

FARM AND CITY INSURANCE COMPANY

By	/s/ Bruce G. Kelley
Bruce G. Kelley Its Chairman, Treasurer & CEO

THE HAMILTON MUTUAL INSURANCE COMPANY OF CINCINNATI, OHIO

By	/s/ Bruce G. Kelley
Bruce G. Kelley Its Vice Chairman & CEO

ILLINOIS EMCASCO INSURANCE COMPANY

By	/s/ Bruce G. Kelley
Bruce G. Kelley Its Chairman

UNION INSURANCE COMPANY OF PROVIDENCE (f/k/a Union Mutual Insurance Company of Providence)

By	/s/ Bruce G. Kelley
Bruce G. Kelley Its Chairman, Treasurer & CEO

ADDENDUM #IV TO

EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

BETWEEN

EMPLOYERS MUTUAL CASUALTY COMPANY

AND

CERTAIN OF ITS AFFILIATED COMPANIES

This EMC Insurance Companies Reinsurance Pooling Agreement, rewritten effective January 1, 1987, including all Exhibits attached thereto, and as previously amended, is further amended by adding thereto:

ARTICLE XVII

Notwithstanding the wording of this Agreement as contained in Articles II through VIII, it is agreed and understood that EMC is responsible for the accuracy of the amounts produced by its various systems and computational processes and utilized in the preparation of the financial statements of the Affiliated Companies. In the event the amounts produced by EMC’s systems and/or computational processes, and relied upon by both EMC and the Affiliated Companies in implementing this Agreement, subsequently prove to be inaccurate or overstated to the extent that a restatement of the financial statements of one or more of the Affiliated Companies would otherwise be required, EMC hereby guarantees to make up the shortfall or difference resulting from such error(s) in its systems and/or computational processes so that no such restatement of the financial statement of any Affiliated Company is required.

Executed this 8th day of March, 2004 but retroactively effective to December 31, 2003.

Employers Mutual Casualty Company		Farm and City Insurance Company

By:	/s/ Bruce G. Kelley	By:	/s/ Robert C. Morlan
	Bruce G. Kelley, Its President & CEO		Robert C. Morlan, Its President & COO

Dakota Fire Insurance Company		The Hamilton Mutual Insurance Company Of Cincinnati, Ohio

By:	/s/ William A. Murray	By:	/s/ William A. Murray
	William A. Murray, Its Executive Vice President		William A. Murray, Its Executive Vice President

EMC Property & Casualty Company		Illinois EMCASCO Insurance Company

By:	/s/ William A. Murray	By:	/s/ William A Murray
	William A. Murray, Its Executive Vice President & COO		William A. Murray, Its Vice President and COO

EMCASCO Insurance Company		Union Insurance Company of Providence

By:	/s/ William A. Murray	By:	/s/ William A. Murray
	William A. Murray, Its Executive Vice President & COO		William A. Murray, Its Vice Chairman & Executive Vice President

ADDENDUM #V TO

EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

BETWEEN

EMPLOYERS MUTUAL CASUALTY COMPANY

AND

CERTAIN OF ITS AFFILIATED COMPANIES

This EMC Insurance Companies Reinsurance Pooling Agreement, rewritten effective January 1, 1987, including all Exhibits attached thereto, and as previously amended, is further amended by deleting Article X in its entirety and substituting therefor the following:

ARTICLE X

This Agreement shall be for a fixed term of three (3) years, and it shall not be terminated prior to December 31, 2007 (the “Initial Term”), nor shall EMC’s net retained portion of its net liabilities or the Affiliated Companies’ assumed portions of EMC’s net liabilities be further amended after January 1, 2005 during the Initial Term, absent the occurrence of a material event not in the ordinary course of business that could reasonably be expected to impact the appropriateness of the percentage allocations of EMC’s net liabilities pursuant to Article V of this Agreement, such as the sale, dissolution or suspension of business of an Affiliated Company (in which case not less than twelve (12) months advance written notice must be given to each participating company of any company’s intent to terminate its participation in the Agreement), or the acquisition by (or affiliation with) EMC of a subsidiary or affiliated company which desires to become a signatory to the Agreement; provided, however, that this Agreement shall be deemed to automatically renew at the end of the Initial Term for an additional term of three (3) years, and every three (3) years thereafter indefinitely (each such term being a “Renewal Term”), without any action by EMC or any Affiliated Company; provided further, however, that during a Renewal Term EMC or any Affiliated Company may terminate its participation in the Agreement effective January 1st of any year by providing at least twelve (12) months written notice to EMC and to each Affiliated Company of such company’s intent to terminate its participation in the Agreement.

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley
Bruce G. Kelley, Its President and CEO

Dakota Fire Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President

EMC Property & Casualty Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President & COO

EMCASCO Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President & COO

Farm and City Insurance Company

By:	/s/ Robert C. Morlan
Robert C. Morlan, Its President & COO

The Hamilton Mutual Insurance Company of Cincinnati, Ohio

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President

Illinois EMCASCO Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Vice President and COO

Union Insurance Company of Providence

By:	/s/ William A. Murray
William A. Murray, Its Vice Chairman & Executive Vice President

ADDENDUM #VI TO

EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

BETWEEN

EMPLOYERS MUTUAL CASUALTY COMPANY

AND

CERTAIN OF ITS AFFILIATED COMPANIES

This EMC Insurance Companies Reinsurance Pooling Agreement, rewritten effective January 1, 1987, including all Exhibits attached thereto, and as previously amended, is further amended by adding thereto:

ARTICLE XVIII

In the event that one of the Affiliated Companies becomes insolvent or is otherwise subject to liquidation or receivership proceedings, EMC shall adjust the net retained portion of its net liabilities and the other Affiliated Companies shall adjust their assumed portions of the net liabilities of EMC, each on a pro rata basis, so as to collectively absorb or assume in full the assumed portion of the net liabilities of EMC which would otherwise be the responsibility of such impaired Affiliated Company, but for the impairment. In the event that EMC becomes insolvent or is otherwise subject to liquidation or receivership proceedings, the Affiliated Companies shall, on a pro rata basis, assume the remaining net liabilities of EMC which they had not previously assumed so that, collectively, they are assuming 100% of the net liabilities of EMC. Notwithstanding the foregoing, however, no change in either EMC’s net retained portion of its net liabilities or any Affiliated Company’s assumed portion of the net liabilities of EMC shall occur until EMC and the Affiliated Companies shall have complied with all regulatory requirements applicable to such change(s) under the laws of the states in which EMC or any of the Affiliated Companies are domiciled.

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley
Bruce G. Kelley, Its President and CEO

Dakota Fire Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President

EMC Property & Casualty Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President & COO

EMCASCO Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President & COO

Farm and City Insurance Company

By:	/s/ Robert C. Morlan
Robert C. Morlan, Its President & COO

The Hamilton Mutual Insurance Company of Cincinnati, Ohio

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President

Illinois EMCASCO Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Vice President and COO

Union Insurance Company of Providence

By:	/s/ William A. Murray
William A. Murray, Its Vice Chairman & Executive Vice President

ADDENDUM #VII TO

EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

BETWEEN

EMPLOYERS MUTUAL CASUALTY COMPANY

AND

CERTAIN OF ITS AFFILIATED COMPANIES

This EMC Insurance Companies Reinsurance Pooling Agreement, rewritten effective January 1, 1987, including all Exhibits attached thereto, and as previously amended, is further amended by adding thereto:

ARTICLE XIX

Notwithstanding the wording of this Agreement as contained in Article VII, it is agreed and understood that all development on prior years’ outstanding losses and loss expenses, whether favorable or adverse, shall be considered to be a component of losses and loss expenses and shall be pro-rated between the parties on the basis of their respective participation. In addition, it is agreed and understood that all liabilities associated with insurance policies incepted by a party to this Agreement prior to the termination of such party’s participation in the Agreement shall remain a part of and subject to this Agreement until such liabilities are legally and conclusively resolved.

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley
Bruce G. Kelley, Its President and CEO

Dakota Fire Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President

EMC Property & Casualty Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President & COO

EMCASCO Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President & COO

Farm and City Insurance Company

By:	/s/ Robert C. Morlan
Robert C. Morlan, Its President & COO

The Hamilton Mutual Insurance Company of Cincinnati, Ohio

By:	/s/ William A. Murray
William A. Murray, Its Executive Vice President

Illinois EMCASCO Insurance Company

By:	/s/ William A. Murray
William A. Murray, Its Vice President and COO

Union Insurance Company of Providence

By:	/s/ William A. Murray
William A. Murray, Its Vice Chairman & Executive Vice President

INTEREST AND LIABILITIES EXHIBIT # I

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 2.5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1987.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	3.0%
EMCASCO Insurance Company	8.0%
Illinois EMCASCO Insurance Company	6.0%
Union Mutual Insurance Company of Providence	2.5%

24.5%
EMC’s Net Retained Portions of its Net Liabilities is	75.5%

100.0%

Executed by the parties hereto this 25th day of November, 1986.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

Union Mutual Insurance Company of Providence

By:	/s/ Robb B. Kelley

AMENDMENT # I TO

INTEREST AND LIABILITIES EXHIBIT # I

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1992.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Illinois EMCASCO Insurance Company	8.0%
Union Mutual Insurance Company of Providence	2.5%

29.5%
EMC’s Net Retained Portion of its Net Liabilities is	70.5%

100.0%

Executed by the parties hereto this 20th day of December, 1991.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

Union Mutual Insurance Company of Providence

By:	/s/ Bruce G. Kelley

AMENDMENT #II TO

INTERESTS AND LIABILITY EXHIBIT I

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

Executed by the parties this 23rd day of December, 1992.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Union Mutual Insurance Company of Providence

By:	/s/ Fred A. Schiek

AMENDMENT #III TO

INTEREST AND LIABILITIES EXHIBIT #I

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1997.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 26th day of March, 1997.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley
Print Name and Title: Bruce G. Kelley
President, Treasurer and CEO

Union Insurance Company of Providence

By:	/s/ Fred A. Schiek
Print Name and Title: Fred A. Schiek
Vice Chairman and Executive V.P.

AMENDMENT #IV TO

INTEREST AND LIABILITIES EXHIBIT #I

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1998.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	3.5%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 15th day of January, 1998.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title:	Bruce G. Kelley President and CEO

Union Insurance Company of Providence

By:	/s/ Ronald W. Jean

Print Name and Title:	Ronald W. Jean Vice President and Actuary

AMENDMENT #V TO

INTEREST AND LIABILITIES EXHIBIT #I

TO THE EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 2005.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

Dakota Fire Insurance Company	6.5%
EMC Property & Casualty Company	3.5%
EMCASCO Insurance Company	12.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	10.0%
Union Insurance Company of Providence	2.5%

41.0%
EMC’s Net Retained Portion of its Net Liabilities is:	59.0%

100.0%

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company		Union Insurance Company of Providence

By:	/s/ Bruce G. Kelley	By:	/s/ William A. Murray
	(signature)		(signature)

	Bruce G. Kelley		William A. Murray

	President and CEO		Vice Chairman Executive Vice President
	(Print Name and Title)		(Print Name and Title)

INTEREST AND LIABILITIES EXHIBIT # II

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 3% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1987.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	3.0%
EMCASCO Insurance Company	8.0%
Illinois EMCASCO Insurance Company	6.0%
Union Mutual Insurance Company of Providence	2.5%

24.5%
EMC’s Net Retained Portions of its Net Liabilities is	75.5%

100.0%

Executed by the parties hereto this 25th day of November, 1986.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

Dakota Fire Insurance Company

By:	/s/ Robb B. Kelley

AMENDMENT # I TO

INTEREST AND LIABILITIES EXHIBIT # II

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1992.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Illinois EMCASCO Insurance Company	8.0%
Union Mutual Insurance Company of Providence	2.5%

29.5%
EMC’s Net Retained Portions of its Net Liabilities is	70.5%

100.0%

Executed by the parties hereto this 20th day of December, 1991.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

Dakota Fire Insurance Company

By:	/s/ Bruce G. Kelley

AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT II

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

Executed by the parties this 23rd day of December, 1992.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Dakota Fire Insurance Company

By:	/s/ Fred A. Schiek

AMENDMENT #III TO

INTEREST AND LIABILITIES EXHIBIT #II

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1997.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 26th day of March, 1997.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Dakota Fire Insurance Company

By:	/s/ Fred A. Schiek

AMENDMENT #IV TO

INTEREST AND LIABILITIES EXHIBIT #II

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1998.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	3.5%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company Of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 15th day of January, 1998.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title:	Bruce G. Kelley
President and CEO

Dakota Fire Insurance Company

By:	/s/ Ronald W. Jean

Print Name and Title:	Ronald W. Jean
Vice President and Actuary

AMENDMENT #V TO

INTEREST AND LIABILITIES EXHIBIT #II

TO THE EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 2005.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

Dakota Fire Insurance Company	6.5%
EMC Property & Casualty Company	3.5%
EMCASCO Insurance Company	12.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	10.0%
Union Insurance Company of Providence	2.5%

41.0%
EMC’s Net Retained Portion of its Net Liabilities is:	59.0%

100.0%

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company		Dakota Fire Insurance Company

By:	/s/ Bruce G. Kelley	By:	/s/ William A. Murray
	(signature)		(signature)

	Bruce G. Kelley		William A. Murray

	President and CEO		Executive Vice President
	(Print Name and Title)		(Print Name and Title)

INTEREST AND LIABILITIES EXHIBIT #III

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfer to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 6% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1987.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	3.0%
EMCASCO Insurance Company	8.0%
Illinois EMCASCO Insurance Company	6.0%
Union Mutual Insurance Company of Providence	2.5%

24.5%
EMC’s Net Retained Portions of its Net Liabilities is	75.5%

100.0%

Executed by the parties hereto this 25th day of November, 1986.

EMPLOYERS MUTUAL CASUALTY COMPANY

By:	/s/ Richard E. Haskins

ILLINOIS EMCASCO INSURANCE COMPANY

By:	/s/ Robb B. Kelley

AMENDMENT # I TO

INTEREST AND LIABILITIES EXHIBIT # III

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 8% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1992.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Illinois EMCASCO Insurance Company	8.0%
Union Mutual Insurance Company of Providence	2.5%

29.5%
EMC’s Net Retained Portions of its Net Liabilities is	70.5%

100.0%

Executed by the parties hereto this 20th day of December, 1991.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

Illinois EMCASCO Insurance Company

By:	/s/ Bruce G. Kelley

AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT III

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

Executed by the parties this 23rd day of December, 1992.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Illinois EMCASCO Insurance Company

By:	/s/ Fred A. Schiek

AMENDMENT #III TO

INTEREST AND LIABILITIES EXHIBIT #III

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1997.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 26th day of March, 1997.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Illinois EMCASCO Insurance Company

By:	/s/ Fred A. Schiek

AMENDMENT #IV TO

INTEREST AND LIABILITIES EXHIBIT #III

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1998.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	3.5%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company Of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 15th day of January, 1998.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title:	Bruce G. Kelley
President and CEO

Illinois EMCASCO Insurance Company

By:	/s/ Ronald W. Jean

Print Name and Title:	Ronald W. Jean
Vice President and Actuary

AMENDMENT #V TO

INTEREST AND LIABILITIES EXHIBIT #III

TO THE EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 2005.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

Dakota Fire Insurance Company	6.5%
EMC Property & Casualty Company	3.5%
EMCASCO Insurance Company	12.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	10.0%
Union Insurance Company of Providence	2.5%

41.0%
EMC’s Net Retained Portion of its Net Liabilities is:	59.0%

100.0%

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company		Illinois EMCASCO Insurance Company

By:	/s/ Bruce G. Kelley	By:	/s/ William A. Murray
	(signature)		(signature)

	Bruce G. Kelley		William A. Murray

	President and CEO		Executive Vice President and COO
	(Print Name and Title)		(Print Name and Title)

INTEREST AND LIABILITIES EXHIBIT #IV

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 8% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1987. The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	3.0%
EMCASCO Insurance Company	8.0%
Illinois EMCASCO Insurance Company	6.0%
Union Mutual Insurance Company of Providence	2.5%

24.5%
EMC’s Net Retained Portions of its Net Liabilities is	75.5%

100.0%

Executed by the parties hereto this 25th day of November, 1986.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

EMCASCO Insurance Company

By:	/s/ Robb B. Kelley

AMENDMENT # I TO

INTEREST AND LIABILITIES EXHIBIT # IV

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 9% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1992.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Illinois EMCASCO Insurance Company	8.0%
Union Mutual Insurance Company of Providence	2.5%

29.5%
EMC’s Net Retained Portions of its Net Liabilities is	70.5%

100.0%

Executed by the parties hereto this 20th day of December, 1991.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

EMCASCO Insurance Company

By:	/s/ Bruce G. Kelley

AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT IV

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

Executed by the parties this 23rd day of December, 1992.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

EMCASCO Insurance Company

By:	/s/ Fred A. Schiek

AMENDMENT #III TO

INTEREST AND LIABILITIES EXHIBIT #IV

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1997.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 26th day of March, 1997.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

EMCASCO Insurance Company

By:	/s/ Fred A. Schiek

AMENDMENT #IV TO

INTEREST AND LIABILITIES EXHIBIT #IV

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1998.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	3.5%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company Of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 15th day of January, 1998.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title:	Bruce G. Kelley
President and CEO

EMCASCO Insurance Company

By:	/s/ Ronald W. Jean

Print Name and Title:	Ronald W. Jean
Vice President and Actuary

AMENDMENT #V TO

INTEREST AND LIABILITIES EXHIBIT #IV

TO THE EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 2005.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

Dakota Fire Insurance Company	6.5%
EMC Property & Casualty Company	3.5%
EMCASCO Insurance Company	12.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	10.0%
Union Insurance Company of Providence	2.5%

41.0%
EMC’s Net Retained Portion of its Net Liabilities is:	59.0%

100.0%

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company		EMCASCO Insurance Company

By:	/s/ Bruce G. Kelley	By:	/s/ William A. Murray
	(signature)		(signature)

	Bruce G. Kelley		William A. Murray

	President and CEO		Executive Vice President and COO
	(Print Name and Title)		(Print Name and Title)

INTEREST AND LIABILITIES EXHIBIT #V

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1987.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	3.0%
EMCASCO Insurance Company	8.0%
Illinois EMCASCO Insurance Company	6.0%
Union Mutual Insurance Company of Providence	2.5%

24.5%
EMC’s Net Retained Portions of its Net Liabilities is	75.5%

100.0%

Executed by the parties hereto this 25th day of November, 1986.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

American Liberty Insurance Company

By:	/s/ Robb B. Kelley

AMENDMENT #I TO

INTEREST AND LIABILITIES EXHIBIT #V

TO EMPLOYERS MUTUAL COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1992.

The Affiliated Companies signatory to this Agreement and their assumed portions of net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Illinois EMCASCO Insurance Company	8.0%
Union Mutual Insurance Company of Providence	2.5%

29.5%
EMC’s Net Retained Portion of its Net Liabilities is	70.5%

100.0%

Executed by the parties hereto this 20th day of December, 1991.

Employers Mutual Casualty Company

By:	/s/ Richard E. Haskins

American Liberty Insurance Company

By:	/s/ Bruce G. Kelley

AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT V

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

Executed by the parties this 23rd day of December, 1992.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

American Liberty Insurance Company

By:	/s/ Fred A. Schiek

AMENDMENT #III TO

INTEREST AND LIABILITIES EXHIBIT #V

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1997.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 26th day of March, 1997.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title: Bruce G. Kelley
President, Treasurer and CEO

American Liberty Insurance Company

By:	/s/ Fred A. Schiek

Print Name and Title: Fred A. Schiek
Executive Vice President

AMENDMENT #IV TO

INTEREST AND LIABILITIES EXHIBIT #V

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 3.5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1998.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	3.5%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 15th day of January, 1998.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title: Bruce G. Kelley President and CEO

American Liberty Insurance Company

By:	/s/ Ronald W. Jean

Print Name and Title: Ronald W. Jean Vice President and Actuary

AMENDMENT #V TO

INTEREST AND LIABILITIES EXHIBIT #V

TO THE EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 2005.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

Dakota Fire Insurance Company	6.5%
EMC Property & Casualty Company	3.5%
EMCASCO Insurance Company	12.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	10.0%
Union Insurance Company of Providence	2.5%

41.0%
EMC’s Net Retained Portion of its Net Liabilities is:	59.0%

100.0%

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company		EMC Property & Casualty Company
(f/k/a American Liberty Insurance Company)

By:	/s/ Bruce G. Kelley	By:	/s/ William A. Murray
	(signature)		(signature)

	Bruce G. Kelley		William A. Murray

	President and CEO		Executive Vice President and COO
	(Print Name and Title)		(Print Name and Title)

INTEREST AND LIABILITIES EXHIBIT #VI

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 5.0% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1997.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Addendum, as follows:

American Liberty Insurance Company	5.0%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 26th day of March, 1997.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title:	Bruce G. Kelley President, Treasurer & CEO

The Hamilton Mutual Insurance Company of Cincinnati, Ohio

By:	/s/ Jeffrey E. Felts

Print Name and Title:	Jeffrey E. Felts President & CEO

ENDORSEMENT NO. I

TO

REINSURANCE POOLING AGREEMENT BETWEEN

HAMILTON MUTUAL INSURANCE COMPANY OF CINCINNATI, OHIO

AND EMPLOYERS MUTUAL CASUALTY COMPANY

Whereas, pursuant to Article XV of the Reinsurance Pooling Agreement (“Agreement”) to which this endorsement is attached, Employers Mutual Casualty Company (“EMC”) retains its voluntary reinsurance assumed business rather than ceding it to the Affiliated Companies (as defined in the Agreement), and because EMC and Hamilton Mutual Insurance Company of Cincinnati, Ohio (“Hamilton Mutual”) concur that similar treatment should be afforded to Hamilton Mutual’s voluntary reinsurance assumed business, it is agreed and understood by the parties hereto that, notwithstanding any language in Article II of the aforesaid Reinsurance Pooling Agreement to the contrary, Hamilton Mutual shall retain all of its obligations incurred under or in connection with any contracts or agreements to which Hamilton Mutual is a party as of the effective date of this endorsement, and under which Hamilton Mutual has assumed or incurred any actual or potential reinsurance liabilities or commitments, and such business shall not be subject to cession and transfer by Hamilton Mutual to EMC.

This contract or endorsement may be terminated only upon mutual agreement of both parties hereto.

Executed by the parties hereto this 26th day of March, 1997, but effective the 1st day of January, 1997.

The Hamilton Mutual Insurance Company of Cincinnati, Ohio

By:	/s/ Jeffrey E. Felts
(signature)

Print Name and Title:	Jeffrey E. Felts President & CEO

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley
(signature)

Print Name and Title:	Bruce G. Kelley President, Treasurer & CEO

AMENDMENT #I TO

INTEREST AND LIABILITIES EXHIBIT #VI

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected an Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the Affiliated Company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Reinsurance Pooling Agreement effective from January 1, 1997.

Executed by the parties hereto this 26th day of March, 1997.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title: Bruce G. Kelley President, Treasurer and CEO

The Hamilton Mutual Insurance Company of Cincinnati, Ohio

By:	/s/ Jeffrey E. Felts

Print Name and Title: Jeffrey E. Felts President & CEO

AMENDMENT #II TO

INTEREST AND LIABILITIES EXHIBIT #VI

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 1998.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of the Amendment, as follows:

American Liberty Insurance Company	3.5%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto the 15th day of January, 1998.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title: Bruce G. Kelley President and CEO

The Hamilton Mutual Insurance Company of Cincinnati, Ohio

By:	/s/ Ronald W. Jean

Print Name and Title: Ronald W. Jean Vice President and Actuary

AMENDMENT #III TO

INTEREST AND LIABILITIES EXHIBIT #VI

TO THE EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 2005.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

Dakota Fire Insurance Company	6.5%
EMC Property & Casualty Company	3.5%
EMCASCO Insurance Company	12.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	10.0%
Union Insurance Company of Providence	2.5%

41.0%
EMC’s Net Retained Portion of its Net Liabilities is:	59.0%

100.0%

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company		The Hamilton Mutual Insurance Company of Cincinnati, Ohio

By:	/s/ Bruce G. Kelley	By:	/s/ William A. Murray
	(signature)		(signature)

	Bruce G. Kelley		William A. Murray

	President and CEO		Executive Vice President
	(Print Name and Title)		(Print Name and Title)

INTEREST AND LIABILITIES EXHIBIT #VII

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby accepts reinsurance thereon, 1.5% of EMC’s net liabilities, pursuant to Article V, effective January 1, 1998.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

American Liberty Insurance Company	3.5%
Dakota Fire Insurance Company	5.0%
EMCASCO Insurance Company	9.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company Of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	8.0%
Union Insurance Company of Providence	2.5%

34.5%
EMC’s Net Retained Portion of its Net Liabilities is	65.5%

100.0%

Executed by the parties hereto this 15th day of January, 1998.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title:	Bruce G. Kelley
President and CEO

Farm and City Insurance Company

By:	/s/ Ronald W. Jean

Print Name and Title:	Ronald W. Jean
Vice President and Actuary

AMENDMENT #I TO

INTEREST AND LIABILITIES EXHIBIT #VII

TO EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this Exhibit is attached, EMC and the Affiliated Company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Reinsurance Pooling Agreement effective from January 1, 1998.

Executed by the parties hereto this 15th day of January, 1998.

Employers Mutual Casualty Company

By:	/s/ Bruce G. Kelley

Print Name and Title:	Bruce G. Kelley
President and CEO

Farm and City Insurance Company

By:	/s/ Ronald W. Jean

Print Name and Title:	Ronald W. Jean
Vice President and Actuary

AMENDMENT #II TO

INTEREST AND LIABILITIES EXHIBIT #VII

TO THE EMC INSURANCE COMPANIES

REINSURANCE POOLING AGREEMENT

This Amendment is effective January 1, 2005.

The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

Dakota Fire Insurance Company	6.5%
EMC Property & Casualty Company	3.5%
EMCASCO Insurance Company	12.0%
Farm and City Insurance Company	1.5%
Hamilton Mutual Insurance Company of Cincinnati, Ohio	5.0%
Illinois EMCASCO Insurance Company	10.0%
Union Insurance Company of Providence	2.5%

41.0%
EMC’s Net Retained Portion of its Net Liabilities is:	59.0%

100.0%

Executed this 11th day of October, 2004, but effective January 1, 2005.

Employers Mutual Casualty Company		Farm and City Insurance Company

By:	/s/ Bruce G. Kelley	By:	/s/ Robert G. Morlan
	(signature)		(signature)

	Bruce G. Kelley		Robert G. Morlan

	President and CEO		President and COO
	(Print Name and Title)		(Print Name and Title)